UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 29, 2020
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Marathon Petroleum Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-35054	27-1284632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

539 South Main Street, Findlay, Ohio 45840
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (419) 422-2121
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	MPC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously disclosed on a Current Report on Form 8-K filed by Marathon Petroleum Corporation (the “Corporation”) with the U.S. Securities and Exchange Commission (the “SEC”) on March 18, 2020, in connection with his retirement, Gary R. Heminger did not stand for re-election as a member of the Corporation’s Board of Directors (the “Board”) at the Corporation’s 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”), which was held on April 29, 2020. Consequently, Mr. Heminger ceased to serve as the Executive Chairman and a member of the Board as of the conclusion of the 2020 Annual Meeting.

On April 29, 2020, the Board, following the conclusion of the 2020 Annual Meeting, (x) appointed Michael J. Hennigan, the Corporation’s President and Chief Executive Officer, as a Class I director with a term expiring at the Corporation’s 2021 Annual Meeting of Shareholders and (y) appointed John P. Surma, a current Class III director of the Board, as the non-Executive Chairman of the Board. Mr. Hennigan was also appointed to the Corporation's Sustainability Committee. Consistent with the Corporation's policies, Mr. Hennigan, as an employee of the Corporation, will not be entitled to any compensation for his service as a director on the Board.

A copy of the press release announcing the appointments of Mr. Hennigan and Mr. Surma is filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The 2020 Annual Meeting was held on April 29, 2020. The following are the voting results on proposals considered and voted upon at the 2020 Annual Meeting.

1.	APPROVAL TO AN AMENDMENT TO THE CORPORATION'S RESTATED CERTIFICATE OF INCORORATION TO PHASE OUT THE CLASSIFIED BOARD OF DIRECTORS.
The proposal for approval of an amendment to the Corporation's Restated Certificate of Incorporation to phase out the Classified Board of Directors was not approved based on the following votes:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
440,606,615	3,962,529	2,755,317	91,752,292
The affirmative vote of holders of at least 80% of the outstanding shares of the Corporation's common stock was required to approve Proposal 1. The voting results for Proposal 1 were required to be available prior to holding the vote on Proposal 2. The Corporation, in order to permit the tabulation of all of the votes on Proposal 1 received via the virtual platform pursuant to which the 2020 Annual Meeting was being held, adjourned the 2020 Annual Meeting at 10:23 a.m. EDT. Following the tabulation and certification of the vote on Proposal 1, the results of which are as described above, the Corporation promptly reconvened the meeting at 2:00 p.m. EDT on April 29, 2020 for the purpose of voting on all of the other proposals remaining for the Corporation’s shareholders to consider and vote upon at the 2020 Annual Meeting, as further described in the Corporation's definitive proxy statement on Schedule 14A filed with the SEC on March 16, 2020.

2.	ELECTION OF CLASS III DIRECTORS
The shareholders elected each of Steven A. Davis, J. Michael Stice, John P. Surma and Susan Tomasky as Class III directors, each to serve terms expiring on the date of the Corporation’s 2023 Annual Meeting of Shareholders and until each such director's successor is duly elected and qualified or until each such director's earlier death, resignation or removal, by the following votes:

NOMINEE	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
Steven A. Davis	386,317,700	57,797,641	3,573,577	91,472,998
J. Michael Stice	427,322,673	16,778,040	3,588,205	91,472,998
John P. Surma	417,484,700	26,658,050	3,546,168	91,472,998
Susan Tomasky	430,259,826	13,893,034	3,536,058	91,472,998

3.	RATIFICATION OF INDEPENDENT AUDITOR FOR 2020
The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent auditor for the year ending December 31, 2020 by the following votes:

VOTES FOR	VOTES AGAINST	ABSTENTIONS
527,768,831	7,807,314	3,585,771

4.	APPROVAL, ON AN ADVISORY BASIS, OF NAMED EXECUTIVE OFFICER COMPENSATION
The shareholders approved, on an advisory basis, the compensation of the Corporation’s named executive officers by the following votes:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
399,955,696	42,774,695	4,958,527	91,472,998

5.	SHAREHOLDER PROPOSAL
The non-binding shareholder proposal seeking simple majority vote provisions in the Corporation’s Restated Certificate of Incorporation and Amended and Restated Bylaws was approved based on the following votes:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
438,094,721	6,653,154	2,941,043	91,472,998

6.	SHAREHOLDER PROPOSAL
The non-binding shareholder proposal seeking a report on integrating community impacts into the Corporation's executive compensation program was not approved based on the following votes:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
34,157,277	403,974,916	9,556,725	91,472,998

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

99.1	April 30, 2020 Marathon Petroleum Corporation Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Petroleum Corporation

Date: May 4, 2020	By:	/s/ Molly R. Benson
Name: Molly R. Benson
Title: Vice President, Chief Securities, Governance & Compliance Officer and Corporate Secretary